EXHIBIT 23.1









               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Form 10-KSB of Military Resale Group, Inc. of our report dated April 21, 2003 relating to the financial statements of December 31, 2002.




                              /s/ Rosenberg Rich Baker Berman & Company
                              -----------------------------------------
Bridgewater, New Jersey
May 10, 2004